SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 29, 2001



                            F2 Broadcast Network Inc.
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Nevada                             0-15435                    84-0974303
----------------             --------------------------   ----------------------
(State or other jurisdiction       (Commission File           (IRS Employer
          of incorporation)                Number)           Identification No.)



                      6425 Northwest 9th Avenue, Suite 102
                            Fort Lauderdale, FL 33309
                          --------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (954) 736-1800
                                                           --------------

           6421 Congress Avenue, Suite 115, Boca Raton, Florida 33487 (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.
        --------------------------------

         Not applicable.

Item 2. Acquisition or Disposition of Assets.
        ------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership.
         --------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

         Not applicable.

Item 5. Other Events.
        ------------

         On December 27, 2000, at a meeting duly called for the purpose, the holders of a majority of the issued and outstanding shares of the Company's common stock entitled to vote on the matter approved a reverse stock split of the Company's issued and outstanding common stock in a range of 1 for 10, the ratio and effective time of which was to be determined by the Board of Directors in their discretion.

         On May 8, 2001, the Board of Directors unanimously adopted a resolution setting May 29, 2001 as the record date (the "First Record Date") to effect the 1 for 10 reverse stock split as approved by the Company's shareholders on December 27, 2000. Any fractional share which would otherwise be issuable upon such reverse split shall be rounded up to the next whole share.

         On May 8, 2001, the Board of Directors, pursuant to the authority granted it under Section 78.207 of the Nevada Revised Statutes, unanimously adopted a resolution setting May 29, 2001 as the record date (the "Second Record Date") to effect a decrease in the number of authorized common shares at the rate of 1 for 20 and to correspondingly effect a decrease in the number of issued and outstanding shares of common stock at the rate of 1 for 20. Any fractional share which would otherwise be issuable upon such reverse split shall be rounded up to the next whole share.

     The net result of this split is a 1 for 200 split of the issued shares and a 1 for 20 spilt of the authorized shares leaving 1,232,285 shares issued and outstanding and 12,500,000 authorized shares.

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

         Not applicable.

Item 7. Financial Statements And Exhibits.
        ---------------------------------

(a)      Financial Statements - None.

(b) Exhibits -Certificate of F2 Broadcast Network Inc. as filed with the Secretary of State of Nevada.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 29, 2001                                  F2 BROADCAST NETWORK INC.

                                                    By: /s/ Howard B. Stern
                                                        -----------------------
                                                         Howard B. Stern, Chief
                                                         Executive Officer

Exhibit 7.b
                                   CERTIFICATE
                                       OF
                           F2 BROADCAST NETWORK, INC.
                        FILED PURSUANT TO SECTION 78.207


       1. The name of the corporation is F2 Broadcast Network, Inc. (the "Company").

        2. On December 27, 2000, at a meeting duly called for the purpose, the holders of a majority of the issued and outstanding shares of the Company's common stock entitled to vote on the matter approved a reverse stock split of the Company's issued and outstanding common stock in a range of 1 for 10, the ratio and effective time of which was to be determined by the Board of Directors in their discretion.

         3. On May 8, 2001, the Board of Directors unanimously adopted a resolution setting May 29, 2001 as the record date (the "First Record Date") to effect the 1 for 10 reverse stock split as approved by the Company's shareholders on December 27, 2000. Any fractional share which would otherwise be issuable upon such reverse split shall be rounded up to the next whole share.

         4. On May 8, 2001, the Board of Directors, pursuant to the authority granted it under Section 78.207 of the Nevada Revised Statutes, unanimously adopted a resolution setting May 29, 2001 as the record date (the "Second Record Date") to effect a decrease in the number of authorized common shares at the rate of 1 for 20 and to correspondingly effect a decrease in the number of issued and outstanding shares of common stock at the rate of 1 for 20. Any fractional share which would otherwise be issuable upon such reverse split shall be rounded up to the next whole share.

         5. Pursuant to the foregoing, the first paragraph of Article FOURTH of the Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

                           "FOURTH. CAPITAL STOCK: The amount of the total
                  authorized capital stock of the Corporation is TWO HUNDRED FIVE THOUSAND DOLLARS ($205,000) consisting of Twenty-five Million (25,000,000) shares of one class of common stock of the par value of Eight Mills ($.008) each; and Five Million (5,000,000) shares of preferred stock of the par value of One Mill ($.001) each, to have the following preferences and such additional or different classes, series and preferences as the Board of Directors may determine from time to time.

                  The remaining paragraphs of Article FOURTH are not amended and remain in effect in their entirety."

       6. The aforementioned changes shall be affective upon the filing of this certificate.

     7. Prior to change, the capital stock of the Corporation is TWO MILLION FIVE THOUSAND DOLLARS ($2,005,000) consisting of Two hundred fifty million (250,000,000) shares of one class of common stock of the par value of Eight Mills ($.008) each; and five million (5,000,000) shares of preferred stock of the par value of One Mill ($.001). Of which 246,246,516 shares of common stock are issued and outstanding; and 10,000 shares of preferred.

         IN WITNESS WHEREOF, the undersigned, being the President and Secretary of the Company, has executed this Certificate Filed Pursuant to Section 78.207 on the 25th day of May, 2001.

                                                     F2 BROADCAST NETWORK, INC.

                                                     By: /s/ Howard Stern
                                  Its President

                                                     By: /s/ Howard Stern
                                  Its Secretary


STATE OF Florida           )
                                    )SS:
COUNTY OF Palm Beach       )
     BEFORE ME, a Notary Public, duly authorized and administered to take oaths, personally appeared Howard B. Stern, as President and _____________, as Secretary, of F2 BROADCAST NETWORK, INC., who are personally known to me or who have produced Fl. DL. ------- as identification and who did/did not take oaths. SWORN TO AND SUBSCRIBED before me this 25 day of May, 2001. Notary Public:

                                                sign /s/ Anita H. Cohen
                                                     ---------------------------
                                                print ANITA H. COHEN
                                                     ---------------------------
                                                   State of FL. at Large (Seal)
                                                  My Commission Expires: 1/10/05

                                     (Seal)